EXHIBIT 10.62
GUARANTY

          GUARANTY by READING INTERNATIONAL, INC., a Nevada corporation, having its principal office at 500 Citadel Drive, Suite 300, Commerce, CA 90040 (together with its successors and assigns, “Guarantor”) dated the 14th day of September, 2004, in favor of Sutton Hill Capital L.L.C. (together with its successors and assigns “Lender”).
          WHEREAS, Lender has this day lent to Citadel Cinemas, Inc. (together with its successors and assigns, “Borrower”) the sum of $5,000,000.00 (the “Loan”) and Borrower has this day executed and delivered its promissory note (the “Note”) to Lender in the principal amount of $5,000,000.00 (“Note”); and
          WHEREAS, in order to induce Lender to make the Loan and to accept the Note, Guarantor has agreed to guarantee Borrower’s obligations thereunder;
          NOW THEREFORE, for good and valuable consideration, Guarantor hereby agrees as follow:
     1. Guarantor hereby guarantees to Lender, absolutely and unconditionally, the full and timely payment and performance of all of Borrower’s obligations and liabilities under the Note.
     2. This Guaranty is absolute and unconditional. This Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Lender’s part of any kind or nature whatsoever against Borrower and without the necessity of any notice of nonpayment, nonperformance or non-observance and any other notice unless specifically provided for herein, and without the necessity of presentment, notice, protest or demand, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Lender against Borrower of any of the rights or remedies reserved to Lender pursuant to the terms, covenants and conditions of the Note, or (b) any non-liability of Borrower under the Note, whether by insolvency, discharge in bankruptcy or any other defect or defense which may now or hereafter exist in favor of Borrower.
     3. This Guaranty shall be a continuing Guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of (a) any assignment, renewal, modification, amendment or extension of the Note, or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Note, or (c) any extension of time that may be granted by Lender to Borrower, (d) any consent, indulgence or other action, inaction or omission under or in respect of the Note, or (e) any dealings or transactions or matter or thing occurring between Lender and Borrower, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Borrower, whether or not notice thereof or of any thereof is given to Guarantor.
     4. No delay on the part of Lender in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
     5. No waiver or modification of any provision of this Guaranty or any termination of this Guaranty shall be effective unless in writing, signed by Lender; nor shall any such waiver be applicable except in the specific instance for which given.
     6. All of Lender’s rights and remedies under the Note or this Guaranty are intended to be distinct, separate and cumulative. No exercise or partial exercise of any such right or remedy therein or herein mentioned or resort to any other security is intended to be in exclusion of or a waiver of any of any of Guarantor’s obligations or liabilities under this Guaranty or the Note.
     7. Guarantor agrees that it will, at any time and from time to time, within ten (10) business days following written request by Lender, execute, acknowledge and deliver to Lender a statement certifying that this Guaranty is unmodified and in full force and effect (or if there has been any modification, that the same is in full force and effect as modified).
     8. Guarantor covenants and agrees that in any action or proceeding brought on, under or by virtue of this Guaranty, Guarantor shall and does hereby waive trial by jury. Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the laws of the State of New York.
     9. As used herein, the term “successors and assigns” shall be deemed to include the heirs, legal representatives, successors and assigns of Lender, Borrower and Guarantor, as the case may be. All terms and words used in this Guaranty, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.
     10. If Guarantor fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at a rate equal to the lesser of (a) 16% per annum or (b) the highest rate of interest then allowed by applicable law.
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     11. Guarantor shall pay to Lender, upon demand, all costs and expenses incurred by Lender in order to enforce the provisions of the Note and this Guaranty including, but not limited to, reasonable attorneys’ fees and expenses, whether or not litigation is commenced.
     IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of the date first written above.

READING INTERNATIONAL, INC.

By:	/s/ Andrzej Matyczynski

Andrzej Matyczynski
Chief Financial Officer

STATE OF California	)
	)	ss.:
COUNTY OF Los Angeles	)
     On March 13, 2006, before me, the undersigned, personally appeared Andrzej Matyczynski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity (ies), and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

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